                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            TRIO-TECH INTERNATIONAL
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

                            TRIO-TECH INTERNATIONAL
                               355 Parkside Drive
                         San Fernando, California 91340


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held December 6,1999



     The Annual Meeting of Shareholders ("Annual Meeting") of Trio-Tech International (the "Company") will be held at the Miramar Sheraton Hotel Santa Monica, located at 101 Wilshire Boulevard, Santa Monica, California, on Monday, December 6, 1999 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Statement:

     1. To elect directors to hold office until the next annual meeting of shareholders; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on October 22, 1999 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.



                          DALE C. CHEESMAN
                            Secretary

October 22, 1999

                            TRIO-TECH INTERNATIONAL
                               355 Parkside Drive
                         San Fernando, California 91340

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                December 6, 1999

     This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy on behalf of the Board of Directors of Trio-Tech International, a California corporation ("Trio-Tech" or the "Company"), for use at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held on Monday, December 6, 1999 and at any adjournments thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the enclosed Proxy are intended to be mailed to shareholders on or about November 5, 1999.

     The close of business on October 22, 1999 has been fixed as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 2,733,808 shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote, the holders of which are entitled to one vote per share.

     In the election of directors, a shareholder may cumulate his votes for one or more candidates, but only if each such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of his intention to cumulate his votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected. These votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder thinks fit. The seven candidates receiving the highest number of affirmative votes will be elected. Discretionary authority to cumulate votes is solicited hereby.

     Shareholders are requested to date, sign and return the enclosed Proxy to make certain their shares will be voted at the Annual Meeting. Any Proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with him a Proxy bearing a later date, or by attending the Annual Meeting and voting in person. All Proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, Proxies will be voted in favor of the election of the seven nominees for directors named under "Election of Directors." Because abstentions with respect to any matter other than the election of directors are treated as shares present or represented and entitled to vote for purposes of determining whether that matter has been approved by the shareholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether shareholder approval of that matter has been obtained.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of October 22, 1999, regarding the beneficial ownership of the Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of its Common Stock,
(ii) each of the directors of the Company, (iii) each of the executive officers named in the Summary Compensation Table below who is not a director and (iv) all executive officers and directors of the Company as a group. To the knowledge of the Company, unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to shares beneficially owned, subject to applicable community property and similar statutes

                                           Shares Owned
                                        Beneficially as of
     Name                              October 22, 1999 (1)          Percent of Class (1)
     Yong Siew Wai                         331,924 (2)                     11.14%
     Frank S. Gavin                         87,076 (3)                      2.92%
     Richard M. Horowitz                   217,701 (4)                      7.31%
     A. Charles Wilson                     221,608 (5)                      7.44%
     Victor H.M. Ting                      103,452 (6)                      3.47%
     William L. Slover                      15,000 (7)                      0.50%
     F.D. (Chuck) Rogers                    15,750 (8)                      0.53%
     Jason Adelman                          68,115 (9)                      2.29%


     Simon Costello                         20,678 (10)                      .69%
     Terry Fong                             20,380 (11)                      .68%
     Richard Lim                            47,070 (12)                     1.58%
     All Directors and Executive
     Officers as a group (11 persons)    1,148,754                         38.56%

(1) The percentage shown for each individual and for all executive officers and directors as a group is based upon 2,733,808 shares outstanding. The number of shares indicated and the percentage shown for each individual assumes the exercise of options and warrants that are presently exercisable or may become exercisable within 60 days from October 22, 1999 which are held by that individual or by all executive officers and directors as a group, as the case may be.

(2) Includes options to purchase 55,000 shares from the Company at exercise prices ranging from $2.82 to $7.70 per share. The address for Yong Siew Wai is 5 Kian Teck Road, Jurong, Singapore 628765.

(3) Includes options and warrants to purchase 23,280 shares from the Company at exercise prices ranging from $2.82 to $7.70.

(4) Includes options to purchase 15,000 shares from the Company at exercise prices ranging from $2.82 to $7.70. The 202,701 shares are held in a trust for which Mr. Horowitz serves as a trustee.

(5) Includes options to purchase 30,000 shares from the Company at exercise prices ranging from $2.82 to $7.70 per share and 191,608 shares held in a trust for which A. Charles Wilson serves as trustee.

(6) Includes options to purchase 16,500 shares from the Company at exercise prices ranging from $4.34 to $5.50 per share.

(7) Consists of options to purchase 15,000 shares from the Company at exercise prices ranging from $2.82 to $7.70 per share.

(8) Includes options to purchase 15,000 shares from the Company at exercise prices ranging from $2.82 to $7.70 per share.

(9) Includes options and warrants to purchase 52,565 shares from the Company at exercise prices ranging from $2.82 to $7.70 per share.

(10) Includes options to purchase 10,738 shares from the Company at exercise prices of $2.17 to $7.00 per share

(11) Includes options and warrants to purchase 16,465 shares from the Company at exercise prices of $2.17 to $7.00 per share.

(12) Includes options to purchase 20,440 shares from the Company at exercise prices of $2.17 to $7.00 per share.

     The Company does not know of any arrangements that may at a subsequent date result in a change of control of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Based solely on a review of reports on Forms 3, 4 and 5 and amendments thereto filed with the Securities and Exchange Commission and furnished to the Company, there were eleven failures to file such a report on a timely basis by a Director, executive officer or beneficial owner of more than 10% of Trio-Tech International Common Stock. Jason Adelman, Frank Gavin, William Slover, each of whom is a Director, have failed to file Form 5 for fiscal year ended June 1999. Richard Horowitz and F.D. (Chuck) Rogers, each of whom is a Director, A. Charles Wilson, Chairman of the Board, and Yong Siew Wai, a Director and Chief Executive Officer, each failed to timely file Form 5, in each case, which was subsequently filed on October 1, 1999 and included only option grants. Chief Financial Officer Victor H.M. Ting failed to timely file Form 5, was subsequently filed on October 1, 1999, and one Form 4, for the option exercise of 7,500 shares. Vice-President-USA & Europe Operations Simon Costello has failed to file Form 5 for fiscal year ended June 1999, which would include only option grants. Corporate Vice President-Distribution Terry Fong has failed to file Form 5 for fiscal year ended June 1999, which would include only option grants. Corporate Vice-President-Testing Richard Lim has failed to file Form 5 for fiscal year ended June 1999, which would include only option grants.

                             ELECTION OF DIRECTORS

     The Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next annual meeting and until their respective successors are elected and qualified. It is intended that the Proxies received, unless otherwise specified, will be voted for the seven nominees named below, all of whom are incumbent directors of the Company. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as Proxy holders will vote in accordance with their best judgment. In no event will Proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Set forth below are the names of each of the seven nominees for election as a director, his principal occupation, age, the year he became a director of the Company, and additional biographical data.

A. Charles Wilson
-----------------

     Mr. Wilson, age 75, has served as a Director of Trio-Tech since 1966, and was President and Chief Executive Officer of the Company from 1981 to 1989. In 1989, he was elected Chairman of the Board. Mr. Wilson is also Chairman of the Board of Ernest Paper Products, Inc. and Chairman of Daico Industries, Inc., as well as an attorney admitted to practice law in California.

Yong Siew Wai
-------------

     Mr. Yong, age 46, has been a Director of Trio-Tech since 1990. He has been the President and Chief Executive Officer since 1990. He has been associated with Trio-Tech International Pte. Ltd. in Singapore since 1976 and has been its Managing Director since August 1980. Mr. Yong holds a Masters Degree in Business Administration, Graduate Diploma in Marketing Management and a Diploma in Industrial Management.

Frank S. Gavin
--------------

     Mr. Gavin, age 46, has been a Director of Trio-Tech since 1991. He has been a Sales and Marketing Manager for Group T in Scottsdale, Arizona since 1992. He served as Vice-President, Sales and Marketing at Trio-Tech International from 1991 to 1992. Prior thereto Mr. Gavin was the President of Express Test Corporation, Sunnyvale, California, which he founded in 1984, and President of Best Reps, Inc., a manufacturers' representative sales group, which he founded in 1982.

Richard M. Horowitz
--------------------

     Mr. Horowitz, age 58, has served as a Director of Trio-Tech since 1990. He has been President of Management Brokers Insurance Agency since 1974. He also serves as Chairman of Leviathan Corporation, a computer sales, consulting and software company, and is Chairman of Dial 800, Inc., a national telecommunication company. Mr. Horowitz holds a Masters Degree in Business Administration from Pepperdine University.

William L. Slover
-----------------

     Mr. Slover, age 77, has served as a Director of Trio-Tech since 1989. He has been a management consultant since 1983. Mr. Slover served as President and Chief Executive Officer of Delphi Communications Corporation, a developer of voice and test mail systems and automated telephone answering services. Prior thereto, he served as Group Executive and Vice-President of General Instrument Corporation from 1974 to 1978 and as Vice-President and General Manager of Ampex Corporation from 1972 to 1974. Mr. Slover also served on the Board of Directors of several privately held venture capital start-up companies.

F.D. (Chuck) Rogers
-------------------

     Mr. Rogers, age 56, has been a Director of Trio-Tech since 1996. He is President of the ASC Group, Inc., a privately owned electronics manufacturing company that specializes in the high reliability memory market. Prior to this position he was Managing Director, Mergers/Acquisitions with H.J. Meyers & Co., Inc., from 1988 to 1998. From 1970 to 1988 he served in a variety of general management positions with Hydril Company, Baker/Hughes International and Geo International. Mr. Rogers also served on the Board of Directors of several public and private companies and is presently a member of the Advisory Board of USC Medical School's Neurological Institute.

Jason T. Adelman
----------------

     Jason Adelman, age 31, was elected to the Board of Trio-Tech in April 1997. Mr. Adelman is a Senior Vice-President of investment banking for Boston based H.C. Wainwright & Co. in the firm's New York City office. Previously, Mr. Adelman was affiliated with Drake Capital Securities (1997-1999), Spencer Trask Securities (1996-1997) and Coopers & Lybrand LLP (1994-1996). Mr. Adelman is an honors graduate of the University of Pennsylvania and Cornell Law School.

Information Regarding the Board of Directors and Its Committees
---------------------------------------------------------------

     The Board held four meetings during the fiscal year ended June 25, 1999. All of the directors attended the meetings of the Board and its committees on which they served during the fiscal year. The Company does not have a nominating committee, and the entire Board nominated the directors nominated for election at the Annual Meeting.

     The Board has a standing Compensation Committee, which currently consists of S.W. Yong, Frank Gavin, Jason Adelman and A. Charles Wilson. The Compensation Committee administers the Company's existing stock option plan and determines salary and bonus arrangements. The Compensation Committee met three times during the past fiscal year.

     The Board has a standing Audit Committee, which currently consists of William Slover, F.D. (Chuck) Rogers and Richard Horowitz. The Audit Committee meets with the independent public accountants to review planned audit procedures, and reviews with the independent public accountants and management the results of the audit, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls. The Audit Committee held four meetings during the year ended June 25, 1999.

Executive Officers
------------------

     Victor H.M. Ting, age 46, first joined Trio-Tech as the Financial Controller for the Company's Singapore subsidiary in 1980. He was promoted to the level of Business Manager from 1985-1989. In December 1989 he became the Director of Finance and Sales & Marketing and later, the General Manager of the Singapore subsidiary. Mr. Ting was elected Vice-President and Chief Financial Officer of Trio-Tech International in November 1992. Mr. Ting holds a Bachelor of Accountancy Degree and Masters Degree in Business Administration.

     Simon Costello, age 44, joined Trio-Tech International in 1989 as Managing Director of Trio-Tech Ireland and The European Electronics Test Center. In 1993 he was appointed General Manager of USA and Europe Operations and in July 1998 was elected Corporate Vice-President-USA & Europe Operations. Prior to joining Trio-Tech, Mr. Costello served with VIP Microelectronics from 1984 to 1989 where he held positions in sales, engineering and management. Mr. Costello holds a Bachelor's Degree in Electronic Engineering from Dublin City University.

     Richard Lim, age 40, joined Trio-Tech in 1982 and became the Quality Assurance Manager in 1985. He was promoted to the position of Operations Manager in 1988. In 1990 he was promoted to Business Manager and was responsible for the Malaysian operations in Penang and Kuala Lumpur. Mr. Lim became the General Manager of the Company's Malaysia subsidiary in 1991 and in February 1993, all test facilities in the Far East came under his responsibility. He holds diplomas in Electronics & Communications and Industrial Management and a Masters Degree in Business Administration. He was elected Corporate Vice-President-Testing in July 1998.

     Terry Fong, age 45, has been with Trio-Tech since 1978 and served as Service Manager from 1980. He was the Sales/Service Manager from 1983 to 1986. In 1987 he played a key role in the set up of the Trading Operation in that he was instrumental in the appointment of principals and selection of products. Mr. Fong became the Area Sales/Service Manager in 1990 responsible for Regional sales. He was promoted to be Operations Manager (Trading) in 1992 assuming overall responsibility for the area and has recently become the General Manager of Trading. Mr. Fong holds diplomas in Manufacturing and Marketing, a Masters Degree in Business Administration and a Bachelors' Degree in Economics. He was elected Corporate Vice President-Distribution in July 1998.

Other Key Employees
-------------------

     Anthony DiPiero, age 40, has been associated with Trio-Tech since the purchase of Universal Systems in November 1997. He has been in the semiconductor industry since 1977. Mr. DiPiero founded Universal Plastics in 1982, which was sold in 1994. Subsequently, he founded Universal Systems in 1996.

     Lee-Soon Siew Kuan, age 41, joined Trio-Tech in 1981 and became the Administrative Manager in 1985. In 1988 she was promoted to Personnel/Administration Manager and her responsibilities extended to include the Penang operation. She became the Logistics Manager in 1990 and the Purchasing/Store and Traffic as well as the Kuala Lumpur Operation was added to her coverage. In 1991 Mrs. Lee was promoted to Group Logistics Manager and currently the Director of Logistics, responsible for the Human Resources, Purchasing/Store and Traffic functions of all the Operations in the Far East. She holds a diploma in Personnel Management.

     Dale Cheesman, age 57, has been associated with Trio-Tech International since 1991 as Corporate Controller. Prior thereto Mr. Cheesman served as Controller for IPD/Interpark in Sherman Oaks, California from 1990 to 1991, Chief Financial Officer of Gamma Electronics in Santa Monica, California from 1989 to 1990 and Subsidiary Treasurer and Controller to Comtal/3M in Pasadena, California from 1983 to 1989. Mr. Cheesman was President of Cheesman Associates Inc., a Triple Check Franchise, from 1979 to 1983 and Project Controller for USC's NICEM/NISCEM Project in Los Angeles, California while attending Graduate School in 1978 and 1979. Mr. Cheesman holds a Bachelor of Science Degree in Business Administration and Accounting with Graduate courses from Wharton Business School (University of Pennsylvania), University of Chicago, University of South Florida and University of Southern California. He was elected Secretary of Trio-Tech in April 1997.

                         COMPENSATION AND RELATED MATTERS

     The following table sets forth the compensation of the Company for its Chief Executive Officer and each executive officer whose total annual salary and bonus for the fiscal year ended June 25, 1999 exceeded in the aggregate $100,000.

                                        Summary Compensation Table
                                        --------------------------

                                                                              Long Term
                                          Annual Compensation                Compensation
                                                                  Other
                                                                 Annual       Securities
Name and                      Fiscal                             Compen-      Underlying
Principal Position             Year     Salary ($)   Bonus ($)   sation ($)   Options (#)
S.W. Yong, President           1999      209,868      24,100        5,617       10,000
Chief Executive Officer        1998      227,349      77,250        5,868       10,000
                               1997      240,839     180,927        5,692

Victor H.M. Ting, VP           1999       99,996       5,302        4,762
Chief Financial Officer        1998      102,637      15,660        4,980
                               1997      106,112      48,072        4,830        7,500

Simon Costello, VP             1999      107,362       3,604       18,347        2,500
Corporate Vice-President       1998      101,276       1,936       23,328        2,500
USA & Europe Operations        1997       84,340       2,012       21,634        4,500

     Singapore Officers are also credited with compulsory contribution to their provident pension fund scheme of 8% of their total compensation in accordance with Singapore law. Mr. Costello is also credited with a contribution to his Ireland pension fund arrangement of 10% of his base salary. The estimated annual benefits due him at retirement age are the contribution plus investment earnings.


                          Option Grants In Last Fiscal Year
                          ---------------------------------

                          Number of     % Of Total
                         Securities       Options
                         Underlying     Granted To
                           Options     Employees In    Exercise Price    Expiration
Name                     Granted (#)    Fiscal Year        ($/sh)           Date
S.W. Yong                 10,000           40.8%            $3.69        07/08/2003
Victor H.M. Ting           3,000           12.2%            $4.34        07/08/2003
Simon Costello             2,500           10.2%            $4.34        07/08/2003


   Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
   ------------------------------------------------------------------------


                                                                   Number of         Value of Unexercised
                                                                  Unexercised       In-The-Money  Options
                                                               Options at FY-End          at FY-End
                                                                      (#)                    ($)
                        Shares Acquired                           Exercisable/           Exercisable/
Name                      On Exercise     Value Realized (S)     Unexercisable          Unexercisable
Victor H.M. Ting             7,500             $10,969           16,500/1,500            88,020/6,510

     Each director who is not an employee of the Company receives a director's fee of $5,000 per year, plus $1,500 for each Board meeting attended. The Chairman of the Board receives a fee of $15,000 per year, plus $4,500 for each Board meeting attended. Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings.

Stock Options
-------------

     The Company's 1998 Stock Option Plan was approved by the Board on September 30, 1997 and the Stockholders on December 8, 1997. The purpose of the 1998 Stock Option Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide them with an incentive to enhance stockholder return.

     The Company's Board of Directors approved on September 30, 1997 the Directors Stock Option Plan (the "Directors Plan"). The purpose of the Directors Plan is to give appropriate compensation to the Directors of the Company. The Company believes that the Directors Plan will provide non-employee Directors and the President of the Company (if he or she is a Director of the Company) a favorable opportunity to acquire Common Stock of the Company and will create an incentive for them to serve on the Board of Directors of the Company and contribute to its long-term growth and profitability objectives. In fiscal year 1999, the Company granted options for 45,000 shares to its Directors under the Directors Plan.

                         STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Security Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The line graph below compares cumulative total return of Trio-Tech International, the Standard & Poor's 500 Index and the AMEX Composite Index.


                             [GRAPH APPEARS HERE]


* Total Return assumes $100 invested on June 30, 1993 in Trio-Tech International, the S&P 500 Index and the AMEX Composite Index, including reinvestment of dividends.

                       INDEPENDENT PUBLIC ACCOUNTANTS
                       ------------------------------

     Deloitte & Touche LLP has served as independent public accountants to audit the financial statements of the Company for the fiscal year ended June 25, 1999. The Board will select independent public accountants for the fiscal year ending June 2000. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make statements and respond to appropriate questions.


                             SHAREHOLDER PROPOSALS
                             ---------------------

     Shareholders who wish to present proposals at the 2000 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than July 28, 2000 for inclusion in next year's Proxy Statement and Proxy Card. If a stockholder intends to present a proposal at the next Annual Meeting but does not seek inclusion of that proposal in the proxy statement for that meeting, the holders of proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by September 13, 2000.

                         ANNUAL REPORT ON FORM 10-K
                         --------------------------

     Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company's Annual Report on Form 1O-K filed with the Commission for the year ended June 25, 1999. This request should be directed to the Corporate Secretary, Trio-Tech International, 355 Parkside Drive, San Fernando, California 91340.

                            GENERAL INFORMATION
                            -------------------

     The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, without additional compensation, also solicit proxies either personally or by telephone, telegram or special letter.

     At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.

     The Annual Report to Shareholders covering the fiscal year ending June 25, 1999 is being mailed with this Proxy Statement to shareholders of record for this meeting.

                          By Order of the Board of Directors


                              DALE C. CHEESMAN
                              Secretary

                            TRIO-TECH INTERNATIONAL
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
             FOR ANNUAL MEETING OF SHAREHOLDERS ON DECEMBER 6, 1999

The undersigned hereby appoints Maria Carlson and A. Charles Wilson or either of them as his/her true lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders of Trio-Tech International to be held at the Miramar Sheraton Hotel, 101 Wilshire Blvd., Santa Monica, California on Monday, December 6, 1999 at 10:00 A.M., and at any adjournments thereof, and to vote all shares that he/she is then entitled to vote, on all matters coming before said meeting. The undersigned directs that his/her proxy be voted as follows:

1. ELECTION OF DIRECTORS:

           [_] FOR all nominees listed below   [_] WITHHOLD AUTHORITY to vote
               (except as indicated to the         for all nominees listed below
               contrary below)

Jason T. Adelman, Frank S. Gavin, Richard M. Horowitz, F.D. "Chuck" Rogers, William L. Slover, A. Charles Wilson, Yong Siew Wai

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided:

--------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1.

                 (Continued and to be signed on the other side)



                          (continued from other side)

Number of shares held: ______________________  By: _________________________________________
                                                                (Print Name)
Dated: _________________________________ 1999  By: _________________________________________
                                                         Print name if held jointly
If shares are held by your Broker, please print their name and address below:

_____________________________________________  By: _________________________________________
                                                                 Signature
_____________________________________________  By: _________________________________________
                                                         Signature if held jointly

                                          IMPORTANT: Please sign above exactly
                                          as your name or names appear hereon.
                                          Joint owners should each sign
                                          personally. Corporate proxies should
                                          be signed in full corporate name by
                                          the authorized officer. Fiduciaries
                                          should give full titles as such.

                                          PLEASE MARK, DATE, SIGN AND RETURN
                                          YOUR PROXY PROMPTLY IN THE ENCLOSED
                                          ENVELOPE, WHICH REQUIRES NO POSTAGE
                                          IF MAILED IN THE UNITED STATES.